                                                                    Exhibit 99.1

                      CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:    Centex Home Equity Loan Trust 1999-4        POLICY NUMBER: 31008
                Centex Home Equity Loan
                Asset-Backed Certificates, Series 1999-4
                $68,000,000 Class A-1 Certificates
                $20,000,000 Class A-2 Certificates
                $39,000,000 Class A-3 Certificates
                $30,000,000 Class A-4 Certificates
                $19,850,000 Class A-5 Certificates
                $19,650,000 Class A-6 Certificates (the "Obligations")

         MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment (as described below) will be received from the Insurer by Harris Trust and Savings Bank, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations unless such acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). This Policy does not cover, and Insured Payments shall not include, any Civil Relief Act Interest Shortfalls or any reduction in interest on the Class A-5 or Class A-6 Certificates due to the application of the Group I Net WAC Cap. This Policy does not cover the Group II Certificates.

         The Insurer will pay any Insured Payment that is a Preference Amount (as described below) on the Business Day (as described below) following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee, and the Trustee may submit an amended Notice.

         Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited sufficient funds to make payments due under this Policy.

         As used herein, the following terms shall have the following meanings:

         "AGREEMENT" means the Pooling and Servicing Agreement, dated as of December 1, 1999, among CHEC Asset Receivable Corporation, as Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and as Servicer, CHEC Conduit Funding, LLC, as Seller, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

         "BUSINESS DAY" means any day other than (a) a Saturday or a Sunday or
(b) a day on which banking institutions in New York, New York, Dallas, Texas, the State of Maryland or the city in which the Corporate Trust Office of the Trustee is located or the city in which the Certificate Insurer is located are authorized or obligated by law or executive order to be closed.

         "CLASS PRINCIPAL BALANCE" means "Certificate Principal Balance" as defined in the Agreement.

         "DEFICIENCY AMOUNT" means as of any Distribution Date, the excess, if any, of (a) the sum of (i) the related Current Interest for the Obligations for such Distribution Date and (ii) the Group I Guaranteed Principal Amount for the Distribution Date over (b) the Total Available Funds for such Distribution Date (net of the Premium Amount with respect to the Group I Certificates, the Trustee Fee and Transition Expenses, if any, with respect to Group I and after giving effect to the cross-collateralization provisions of the Agreement).

         "GROUP I GUARANTEED PRINCIPAL AMOUNT" means (a) with respect to any Distribution Date other than the Distribution Date in February 2031, the Collateralization Deficit with respect to Group I for the Distribution Date and
(b) with respect to the Distribution Date in February 2031, the Class Principal Balance of the Group I Certificates after giving effect to distributions thereon on the Distribution Date (including Insured Payment distributed in respect of clause (a) above but excluding any other Insured Payment).

         "INSURED PAYMENT" means (a) as of any Distribution Date, any Deficiency Amount and (b) any Preference Amount.

         "NOTICE" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

         "OWNER" means each such Owner (as defined in the Agreement) of an Obligation who, on the applicable Distribution Date, is entitled under the terms of the applicable Obligations to payment thereunder.

         "PREFERENCE AMOUNT" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         "TOTAL AVAILABLE FUNDS" means, as to each Distribution Date and with respect to Group I, the sum of (x) the amount on deposit in the Certificate Account with respect to Group I and (y) any amounts on deposit in the Certificate Account with respect to Group II to be applied to the Available Funds Shortfall with respect to Group I pursuant to the Agreement on the Distribution Date (disregarding the amount of any Insured Payment to be made on the Distribution Date).

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

         The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

         THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

         IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 15th day of December, 1999.

                                                      MBIA INSURANCE CORPORATION


                                                      /s/ Gary C. Dunton
                                                      --------------------------
                                                      President


                                                      Attest: /s/ Ann D. McKenna
                                                      --------------------------

                                                      Assistant Secretary

                                    EXHIBIT A

                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                  NUMBER: 31008

                        NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 31008


State Street Bank and Trust Company, N.A., as Fiscal Agent
  for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY  10006
Attention:  Municipal Registrar and
              Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

         The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
31008 (the "Policy") issued by the Insurer in respect of the Centex Home Equity Loan Trust 1999-4 Centex Home Equity Loan Asset-Backed Certificates, Series 1999-4, $68,000,000 Class A-1 Certificates $20,000,000 Class A-2 Certificates $39,000,000 Class A-3 Certificates $30,000,000 Class A-4 Certificates $19,850,000 Class A-5 Certificates $19,650,000 Class A-6 Certificates that:

       (i) the Trustee is the trustee under the Pooling and Servicing Agreement, dated as of December 1, 1999, among CHEC Asset Receivable Corporation, as Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and as Servicer, CHEC Conduit Funding LLC, as Seller, and the Trustee, as trustee for the Owners;

       (ii) the amount under clause (a)(i) of the definition of Deficiency Amount for the Distribution Date occurring on [_____] (the "Applicable Distribution Date") is $[_____];

       (iii) the amount under clause (a)(ii) of the definition of Deficiency Amount for the Applicable Distribution Date is $[_____];

       (iv) the sum of the amounts under paragraphs (ii) and (iii) above is $[_____];

       (v) the amount under clause (b) of the definition of Deficiency Amount for the Applicable Distribution Date is $[_____];

       (vi) the excess of the amount under paragraph (iv) above over the amount under paragraph (v) above is $[_____] (the "Deficiency Amount");

       (vii) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $[_____] (the "Preference Amount");

       (viii) the total Insured Payment due is $[_____], which amount equals the sum of the Deficiency Amount and the Preference Amount;

       (ix) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (vi) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (vii) above to be applied to the payment of any Preference Amount; and

       (x) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
[TRUSTEE'S ACCOUNT NUMBER].

         Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

         ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS, FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the [ ] day of [ ], [ ].

                                                   [NAME OF TRUSTEE], as Trustee


                                                   By
                                                     ---------------------------
                                                   Title
                                                        ------------------------

                      CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:          Centex Home Equity Loan              POLICY NUMBER: 31009
                         Trust 1999-4
                      Centex Home Equity Loan
                      Asset-Backed Certificates, Series 1999-4
                      $108,500,000 Class A-7 Certificates (the "Obligations")

         MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment (as described below) will be received from the Insurer by Harris Trust and Savings Bank, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations unless such acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). This Policy does not cover, and Insured Payments shall not include, any Civil Relief Act Interest Shortfalls, any Class A-7 Certificateholders' Interest Index Carryover or any reduction in interest on the Class A-7 Certificates due to the Class A-7 Available Funds Cap. This Policy does not cover the Group I Certificates.

         The Insurer will pay any Insured Payment that is a Preference Amount (as described below) on the Business Day (as described below) following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee, and the Trustee may submit an amended Notice.

         Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited sufficient funds to make payments due under this Policy.

         As used herein, the following terms shall have the following meanings:

         "AGREEMENT" means the Pooling and Servicing Agreement, dated as of December 1, 1999, among CHEC Asset Receivable Corporation, as Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and as Servicer, CHEC Conduit Funding, LLC, as Seller, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

         "BUSINESS DAY" means any day other than (a) a Saturday or a Sunday or
(b) a day on which banking institutions in New York, New York, Dallas, Texas, the State of Maryland or the city in which the Corporate Trust Office of the Trustee is located or the city in which the Certificate Insurer is located are authorized or obligated by law or executive order to be closed.

         "CLASS PRINCIPAL BALANCE" means "Certificate Principal Balance" as defined in the Agreement.

         "DEFICIENCY AMOUNT" means as of any Distribution Date, the excess, if any, of (a) the sum of (i) the related Current Interest for the Obligations for such Distribution Date and (ii) the Group II Guaranteed Principal Amount for the Distribution Date over (b) the Total Available Funds for such Distribution Date (net of the Premium Amount with respect to the Group II

Certificates, the Trustee Fee and Transition Expenses, if any, with respect to Group II and after giving effect to the cross-collateralization provisions of the Agreement).

         "GROUP II GUARANTEED PRINCIPAL AMOUNT" means (a) with respect to any Distribution Date other than the Distribution Date in February 2031, the Collateralization Deficit with respect to Group II for the Distribution Date and (b) with respect to the Distribution Date in February 2031, the Class Principal Balance of the Group II Certificates after giving effect to distributions thereon on the Distribution Date (including Insured Payment distributed in respect of clause (a) above but excluding any other Insured Payment).

         "INSURED PAYMENT" means (a) as of any Distribution Date, any Deficiency Amount and (b) any Preference Amount.

         "NOTICE" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

         "OWNER" means each such Owner (as defined in the Agreement) of an Obligation who, on the applicable Distribution Date, is entitled under the terms of the applicable Obligations to payment thereunder.

         "PREFERENCE AMOUNT" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         "TOTAL AVAILABLE FUNDS" means, as to each Distribution Date and with respect to Group II, the sum of (x) the amount on deposit in the Certificate Account with respect to Group II and (y) any amounts on deposit in the Certificate Account with respect to Group I to be applied to the Available Funds Shortfall with respect to Group II pursuant to the Agreement on the Distribution Date (disregarding the amount of any Insured Payment to be made on the Distribution Date)

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

         The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

         THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

         IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 15th day of December, 1999.

                                                     MBIA INSURANCE CORPORATION


                                                     /s/ Gary C. Dunton
                                                     ---------------------------
                                                     President

                                                     Attest: /s/ Ann D. McKenna
                                                             -------------------
                                                             Assistant Secretary

                                    EXHIBIT A

                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                  NUMBER: 31009

                        NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 31009


State Street Bank and Trust Company, N.A., as Fiscal Agent
  for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY  10006
Attention:  Municipal Registrar and
              Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

         The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
31009 (the "Policy") issued by the Insurer in respect of the Centex Home Equity Loan Trust 1999-4 Centex Home Equity Loan Asset-Backed Certificates, Series 1999-4, $108,500,000 Class A-7 Certificates, that:

              (i) the Trustee is the trustee under the Pooling and Servicing Agreement, dated as of December 1, 1999, among CHEC Asset Receivable Corporation, as Depositor, Centex Credit
        Corporation d/b/a Centex Home Equity Corporation, as Seller and as Servicer, CHEC Conduit Funding LLC, as Seller, and the Trustee, as trustee for the Owners;

              (ii) the amount under clause (a) (i) of the definition of Deficiency Amount for the Distribution Date occurring on [________] (the "Applicable Distribution Date") is $[________];

              (iii) the amount under clause (a) (ii) of the definition of Deficiency Amount for the Applicable Distribution Date is $[________];

              (iv) the sum of the amounts under paragraphs (ii) and (iii) above is $[________];

              (v) the amount under clause (b) of the definition of Deficiency Amount for the Applicable Distribution Date is $[________];

              (vi) the excess of the amount under paragraph (iv) above over the amount under paragraph (v) above is $[________] (the "Deficiency Amount");

              (vii) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $[________] (the "Preference Amount");

              (viii) the total Insured Payment due is $[________], which amount equals the sum of the Deficiency Amount and the Preference Amount;

              (ix) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (vi) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (vii) above to be applied to the payment of any Preference Amount; and

              (x) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
        [TRUSTEE'S ACCOUNT NUMBER].

         Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

         ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS, FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the [ ] day of [ ], [ ].

                                                   [NAME OF TRUSTEE], as Trustee


                                                   By
                                                     ---------------------------
                                                   Title
                                                        ------------------------






                                       A-2